UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2018

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

After re-evaluating its real estate needs, Novavax, Inc. (the “Company”) initiated negotiations with IP9 1201 Clopper Road, LLC (the “Landlord”) to amend that certain Deed of Lease, dated as of May 3, 2016, between the Company and the Landlord (the “Lease Agreement”) for approximately 147,000 square feet of facility space located at 1201 Clopper Road, Gaithersburg, Maryland, resulting in the First Amendment to Deed of Lease dated August 23, 2017 (the “First Amendment,” and together with the Lease Agreement, the “Lease”) allowing for, among other things, the ability to terminate the Lease upon the occurrence of certain events.

On January 3, 2018, the Landlord provided the Company its notice required to terminate the Lease as of February 3, 2018 (the “Termination Date”). The Company will, in accordance with the terms of the Lease, pay a termination fee to the Landlord of approximately $5.3 million on or before the Termination Date, which the Company believes is less than the potential total lease and operating expense cash obligations that could have been incurred over one year. The Company expects to record total expense, which includes the termination fee and is partially offset by deferred rent expense previously recorded, of approximately $1 million in the first quarter of 2018 in connection with the termination of the Lease.

A summary of the material terms of the Lease Agreement was included in the Company’s Quarterly Report on Form 10-Q filed on May 5, 2016, which is qualified in its entirety by reference to the full text of the Lease Agreement (filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on May 5, 2016 and incorporated herein by reference) and the full text of the First Amendment (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 7, 2017 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc. (Registrant)

Date: January 9, 2018	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Senior Vice President, General Counsel and Corporate Secretary